UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): February 12, 2016

SINO AGRO FOOD, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54191	33-1219070
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3801, Block A, China Shine Plaza No. 9 Lin He Xi Road Tianhe District Guangzhou City, P.R.C.	510610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 20 22057860

Copies to:

Sichenzia Ross Friedman Ference LLP

621Broadway, 32nd Floor

New York, NY 10006

Attn. Marc Ross, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01     CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Sino Agro Food, Inc. (the “Company”) has accepted the resignation of Anthony Kam & Associates Limited (“AK&A”) as its independent registered public accounting firm, which resignation was submitted to the Company in a letter dated January 28, 2016. The Company became aware of the letter on February 10, 2016. On February 11, 2016, the Company engaged ECOVIS David Yeung Hong Kong (“ECOVIS”) as its new independent registered public accounting firm based on the recommendation of the audit committee of its board of directors.

The reports of AK&A on the financial statements of the Company for the fiscal years ended December 31, 2013 and December 31, 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits of the Company’s financial statements for the fiscal years ended December 31, 2013 and December 31, 2014 and its review of the Company’s financial statements for the fiscal quarters ended March 31, June 30, and September 30, 2015, there were no disagreements with AK&A on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AK&A, would have caused it to make reference thereto in its report on the financial statements for such years or periods, as the case may be.

The Company has furnished to AK&A the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is AK&A’s letter to the Securities and Exchange Commission, dated February 12, 2016, regarding these statements.

During the fiscal years ended December 31, 2013 and December 31, 2014 and through February 11, 2016, the Company has not consulted with ECOVIS on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where a written report was provided or oral advice was provided that ECOVIS concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

16.1	Letter from Anthony Kam & Associates Limited, dated February 12, 2016, to the Securities and Exchange Commission, regarding the change in the independent registered public accounting firm of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO AGRO FOOD, INC.

Date: February 12, 2016	By:	/s/ LEE YIP KUN SOLOMON
Lee Yip Kun Solomon Chairman and Chief Executive Officer